                            MEMORANDUM OF AGREEMENT
                            (Advisory Fee Waivers)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

   The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                           AIM COUNSELOR SERIES TRUST
                                           AIM EQUITY FUNDS
                                           AIM FUNDS GROUP
                                           AIM GROWTH SERIES
                                           AIM INTERNATIONAL MUTUAL FUNDS
                                           AIM INVESTMENT FUNDS
                                           AIM INVESTMENT SECURITIES FUNDS
                                           AIM SECTOR FUNDS
                                           AIM SPECIAL OPPORTUNITIES FUNDS
                                           AIM STOCK FUNDS
                                           AIM SUMMIT FUND
                                           AIM TREASURER'S SERIES TRUST
                                           AIM VARIABLE INSURANCE FUNDS
                                           on behalf of the Funds listed in the
                                           Exhibits
                                           to this Memorandum of Agreement

                                           By:    /s/ Robert H. Graham
                                                  ------------------------------
                                           Title: President

                                           A I M ADVISORS, INC.

                                           By:    /s/ Philip A. Taylor
                                                  ------------------------------
                                           Title: President

                          Exhibit to Advisory Fee MOA


AIM Counselor Series                                                                        Expiration
Trust                                    Waiver Description                  Effective Date   Date
--------------------      -------------------------------------------------  -------------- ----------
AIM Advantage Health      AIM will waive advisory fees to the extent           7/1/2005     6/30/2007
Sciences Fund             necessary so that advisory fees AIM receives do
                          not exceed an annual base management fee of 1.25%
                          of the Fund's average daily net assets, subject
                          to a maximum performance adjustment upward or
                          downward of 0.75% annually. As a result, AIM may
                          receive a management net fee that ranges from
                          0.50% to 2.00% of average daily net assets, based
                          on the Fund's performance.


AIM Multi-Sector Fund     AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B



                                                                               Effective    Expiration
AIM Equity Funds                         Waiver Description                      Date         Date
----------------          -------------------------------------------------  -------------- ----------

AIM Capital Development   AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B

AIM Charter Fund          AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $150M
                          0.615% of the next $4.85B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B

AIM Constellation Fund    AIM will waive advisory fees to the extent           3/27/2005    12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.615% of the next $4B
                          0.595% of the next $750M
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B

                          Exhibit to Advisory Fee MOA


AIM Equity Funds -                                                                          Expiration
continued                                Waiver Description                  Effective Date   Date
------------------        -------------------------------------------------  -------------- ----------
AIM Large Cap Growth Fund AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B

AIM Select Basic Value    AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


                                                                               Effective    Expiration
AIM Funds Group                          Waiver Description                      Date         Date
---------------           -------------------------------------------------  -------------- ----------
AIM Basic Balanced Fund   AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.62% of the first $250M
                          0.605% of the next $250M
                          0.59% of the next $500M
                          0.575% of the next $1.5B
                          0.56% of the next $2.5B
                          0.545% of the next $2.5B
                          0.53% of the next $2.5B
                          0.515% of the excess over $10B

AIM European Small        AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Company Fund              necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.935% of the first $250M
                          0.91% of the next $250M
                          0.885% of the next $500M
                          0.86% of the next $1.5B
                          0.835% of the next $2.5B
                          0.81% of the next $2.5B
                          0.785% of the next $2.5B
                          0.76% of the excess over $10B

AIM Global Value Fund     AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.80% of the first $250M
                          0.78% of the next $250M
                          0.76% of the next $500M
                          0.74% of the next $1.5B
                          0.72% of the next $2.5B
                          0.70% of the next $2.5B
                          0.68% of the next $2.5B
                          0.66% of the excess over $10B

                          Exhibit to Advisory Fee MOA


AIM Funds Group -                                                                           Expiration
continued                                Waiver Description                  Effective Date   Date
-----------------         -------------------------------------------------  -------------- ----------
AIM International Small   AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
Company Fund              necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.935% of the first $250M
                          0.91% of the next $250M
                          0.885% of the next $500M
                          0.86% of the next $1.5B
                          0.835% of the next $2.5B
                          0.81% of the next $2.5B
                          0.785% of the next $2.5B
                          0.76% of the excess over $10B

AIM Mid Cap Basic Value   AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.

                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B

AIM Select Equity Fund    AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B

AIM Small Cap Equity Fund AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B


                          Exhibit to Advisory Fee MOA


                                                                               Effective    Expiration
AIM Growth Series                        Waiver Description                      Date         Date
-----------------         -------------------------------------------------  -------------- ----------
AIM Basic Value Fund      AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


AIM Global Equity Fund    AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.80% of the first $250M
                          0.78% of the next $250M
                          0.76% of the next $500M
                          0.74% of the next $1.5B
                          0.72% of the next $2.5B
                          0.70% of the next $2.5B
                          0.68% of the next $2.5B
                          0.66% of the excess over $10B


AIM International Mutual                                                                    Expiration
Funds                                    Waiver Description                  Effective Date   Date
------------------------  -------------------------------------------------  -------------- ----------

AIM Asia Pacific Growth   AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.

                          0.935% of the first $250M
                          0.91% of the next $250M
                          0.885% of the next $500M
                          0.86% of the next $1.5B
                          0.835% of the next $2.5B
                          0.81% of the next $2.5B
                          0.785% of the next $2.5B
                          0.76% of the excess over $10B


AIM European Growth Fund  AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.935% of the first $250M
                          0.91% of the next $250M
                          0.885% of the next $500M
                          0.86% of the next $1.5B
                          0.835% of the next $2.5B
                          0.81% of the next $2.5B
                          0.785% of the next $2.5B
                          0.76% of the excess over $10B

AIM Global Aggressive     AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
Growth Fund               necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.

                          0.80% of the first $250M
                          0.78% of the next $250M
                          0.76% of the next $500M
                          0.74% of the next $1.5B
                          0.72% of the next $2.5B
                          0.70% of the next $2.5B
                          0.68% of the next $2.5B
                          0.66% of the excess over $10B


                          Exhibit to Advisory Fee MOA


AIM International Mutual                                                                    Expiration
Funds - continued                        Waiver Description                  Effective Date   Date
------------------------  -------------------------------------------------  -------------- ----------
AIM Global Growth Fund    AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.80% of the first $250M
                          0.78% of the next $250M
                          0.76% of the next $500M
                          0.74% of the next $1.5B
                          0.72% of the next $2.5B
                          0.70% of the next $2.5B
                          0.68% of the next $2.5B
                          0.66% of the excess over $10B


AIM International Growth  AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.935% of the first $250M
                          0.91% of the next $250M
                          0.885% of the next $500M
                          0.86% of the next $1.5B
                          0.835% of the next $2.5B
                          0.81% of the next $2.5B
                          0.785% of the next $2.5B
                          0.76% of the excess over $10B



                                                                                            Expiration
AIM Investment Funds                     Waiver Description                  Effective Date   Date
--------------------      -------------------------------------------------  -------------- ----------
AIM Developing Markets    AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.935% of the first $250M
                          0.91% of the next $250M
                          0.885% of the next $500M
                          0.86% of the next $1.5B
                          0.835% of the next $2.5B
                          0.81% of the next $2.5B
                          0.785% of the next $2.5B
                          0.76% of the excess over $10B


AIM Global Health Care    AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


                          Exhibit to Advisory Fee MOA


AIM Investment Funds -                                                                      Expiration
continued                                Waiver Description                  Effective Date   Date
----------------------    -------------------------------------------------  -------------- ----------
AIM Trimark Endeavor Fund AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B


AIM Trimark Fund          AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.80% of the first $250M
                          0.78% of the next $250M
                          0.76% of the next $500M
                          0.74% of the next $1.5B
                          0.72% of the next $2.5B
                          0.70% of the next $2.5B
                          0.68% of the next $2.5B
                          0.66% of the excess over $10B

AIM Trimark Small         AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Companies Fund            necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.

                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B


AIM Investment                                                                 Effective    Expiration
Securities Funds                         Waiver Description                      Date         Date
----------------          -------------------------------------------------  -------------- ----------
AIM Real Estate Fund      AIM will waive advisory fees to the extent           1/1/2005     12/31/2009
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


                          Exhibit to Advisory Fee MOA


                                                                                            Expiration
AIM Sector Funds                         Waiver Description                  Effective Date   Date
----------------          -------------------------------------------------  -------------- ----------
AIM Energy Fund           AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


AIM Financial Services    AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


AIM Gold & Precious       AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
Metals Fund               necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


AIM Leisure Fund          AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B

AIM Technology Fund       AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


                          Exhibit to Advisory Fee MOA


AIM Sector Funds -                                                             Effective    Expiration
continued                                Waiver Description                      Date         Date
------------------        -------------------------------------------------  -------------- ----------
AIM Utilities Fund        AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


AIM Special                                                                                 Expiration
Opportunities Funds                      Waiver Description                  Effective Date   Date
-------------------       -------------------------------------------------  -------------- ----------
AIM Opportunities II Fund AIM will waive advisory fees to the extent           7/1/2006     6/30/2007
                          necessary so that advisory fees AIM receives do
                          not exceed an annual base management fee of 1.00%
                          of the Fund's average daily net assets, subject
                          to a maximum performance adjustment upward or
                          downward of 0.50% annually. As a result, AIM may
                          receive a management net fee that ranges from
                          0.50% to 1.50% of average daily net assets, based
                          on the Fund's performance.


AIM Opportunities III     AIM will waive advisory fees to the extent           7/1/2006     6/30/2007
Fund                      necessary so that advisory fees AIM receives do
                          not exceed an annual base management fee of 1.00%
                          of the Fund's average daily net assets, subject
                          to a maximum performance adjustment upward or
                          downward of 0.50% annually. As a result, AIM may
                          receive a management net fee that ranges from
                          0.50% to 1.50% of average daily net assets, based
                          on the Fund's performance.



                                                                               Effective    Expiration
AIM Stock Funds                          Waiver Description                      Date         Date
---------------           -------------------------------------------------  -------------- ----------

AIM S&P 500 Index Fund    AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.25% of the first $250M
                          0.24% of the next $250M
                          0.23% of the next $500M
                          0.22% of the next $1.5B
                          0.21% of the next $2.5B
                          0.20% of the next $2.5B
                          0.19% of the next $2.5B
                          0.18% of the excess over $10B



                                                                               Effective    Expiration
AIM Summit Fund                          Waiver Description                      Date         Date
---------------           -------------------------------------------------  -------------- ----------

AIM Summit Fund           AIM will waive advisory fees to the extent           1/1/2005     6/30/2007
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


                          Exhibit to Advisory Fee MOA


AIM Treasurer's Series                                                                       Expiration
Trust                                    Waiver Description                  Effective Date    Date
----------------------    -------------------------------------------------  -------------- ------------
Premier Portfolio         AIM will waive advisory fees in the amount of        2/25/2005     6/30/2007
                          0.08% of the Funds average daily net assets

Premier U.S. Government   AIM will waive advisory fees in the amount of        2/25/2005     6/30/2007
Money Portfolio           0.08% of the Funds average daily net assets


AIM Variable Insurance                                                         Effective     Expiration
Funds                                    Waiver Description                      Date          Date
----------------------    -------------------------------------------------  -------------- ------------

AIM V. I. Basic Balanced  AIM will waive advisory fees to the extent           1/1/2005      12/31/2009
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.62% of the first $150M
                          0.50% of the next $4.85B
                          0.475% of the next $5B
                          0.45% of the excess over $10B


AIM V. I. Basic Value     AIM will waive advisory fees to the extent           1/1/2005      12/31/2009
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


AIM V. I. Capital         AIM will waive advisory fees to the extent          05/01/2006*   12/31/2009 *
Appreciation Fund         necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.*
                          0.695% of the first $250M
                          0.625% of the next $750M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


AIM V. I. Capital         AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
Development Fund          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B


* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.

                          Exhibit to Advisory Fee MOA


AIM Variable Insurance                                                                       Expiration
Funds - continued                        Waiver Description                  Effective Date    Date
----------------------    -------------------------------------------------  -------------- ------------
AIM V. I. Core Equity     AIM will waive advisory fees to the extent           1/1/2005     12/31/2009 *
Fund                      necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.

                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


AIM V. I. Demographic     AIM will waive advisory fees to the extent           1/1/2005      12/31/2009
Trends Fund               necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


AIM V. I. Dynamics Fund   AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B


AIM V. I. Financial       AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
Services Fund             necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


AIM V. I. Global          AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
Healthcare Fund           necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.

                          Exhibit to Advisory Fee MOA


AIM Variable Insurance                                                                      Expiration
Funds - continued                        Waiver Description                  Effective Date   Date
----------------------    -------------------------------------------------  -------------- -----------
AIM V. I. Global Real     AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
Estate Fund               necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


AIM V. I. Large Cap       AIM will waive advisory fees to the extent          06/12/2006*   12/31/2009*
Growth Fund               necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.695% of the first $250M
                          0.67% of the next $250M
                          0.645% of the next $500M
                          0.62% of the next $1.5B
                          0.595% of the next $2.5B
                          0.57% of the next $2.5B
                          0.545% of the next $2.5B
                          0.52% of the excess over $10B


AIM V. I. Leisure Fund    AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B


AIM V. I. Small Cap       AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
Equity Fund               necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B


AIM V. I. Small Cap       AIM will waive advisory fees to the extent           1/1/2005      4/30/2008
Growth Fund               necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.745% of the first $250M
                          0.73% of the next $250M
                          0.715% of the next $500M
                          0.70% of the next $1.5B
                          0.685% of the next $2.5B
                          0.67% of the next $2.5B
                          0.655% of the next $2.5B
                          0.64% of the excess over $10B


* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.

                          Exhibit to Advisory Fee MOA


AIM Variable Insurance                                                                      Expiration
Funds - continued                        Waiver Description                  Effective Date   Date
----------------------    -------------------------------------------------  -------------- ----------
AIM V. I. Technology Fund AIM will waive advisory fees to the extent           1/1/2005     4/30/2008
                          necessary so that advisory fees AIM receives does
                          not exceed the annualized rates listed below.
                          0.75% of the first $250M
                          0.74% of the next $250M
                          0.73% of the next $500M
                          0.72% of the next $1.5B
                          0.71% of the next $2.5B
                          0.70% of the next $2.5B
                          0.69% of the next $2.5B
                          0.68% of the excess over $10B
